UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 18, 2006

Symbol Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-9802	112308681
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Symbol Plaza, Holtsville, New York		11742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(631) 738-2400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 18, 2006, Symbol Technologies, Inc. ("Symbol") announced a settlement with Intermec, Inc. ("Intermec") of the remaining pending intellectual property disputes between the parties. The disputes are the subject of two separate lawsuits pending in the United States District Court for the District of Delaware between Symbol and Intermec Technologies Corporation and Symbol and Intermec IP Corp., each a subsidiary of Intermec. As part of the settlement, the respective parties agreed to dismiss without prejudice all claims in these two cases. Symbol's press release announcing the settlement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number Description

99.1 Press release issued by Symbol Technologies, Inc., dated July 18, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symbol Technologies, Inc.

July 18, 2006	By:	/s/ Michael C. Miller

Name: Michael C. Miller
Title: Senior Counsel--M&A and Securities and Acting Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Symbol Technologies, Inc., dated July 18, 2006.